Sub-Item 77Q1: Amended and Restated Investment Advisory Contract
AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
July 6, 1999 as Amended and Restated May 3, 2004
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147
Dear Sirs:
Credit Suisse Trust on behalf of the International Focus Portfolio
(the "Trust"), a business trust organized under the laws of the
Commonwealth of Massachusetts, herewith confirms its agreement with
Credit Suisse Asset Management, LLC (the "Adviser") as follows:
1.Investment Description; Appointment
The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect
(the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of
Trustees of the Trust.  Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser.  The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the
Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.
2.Services as Investment Adviser
Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940
(the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the
Trust's Prospectus and SAI, (c) make investment decisions for the Trust,
(d) place purchase and sale orders for securities on behalf of the Trust,
(e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate purchasing. Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above.
In the event that an investment sub-adviser's engagement has been terminated,the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.
3.Brokerage
In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate.
In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.
4.Information Provided to the Trust
The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.
5.Standard of Care
The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or to shareholders of the Trust to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.
6.Compensation
In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser an annual fee calculated at an annual rate of 1.00% of the Portfolio's average daily net assets.  The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to the full yearly period.  Upon any termination of this Agreement before the end of a year, the fee for such part of that year shall be prorated according to the proportion that such period bears to the full yearly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Trust's net assets shall be computed at the times and in the manner specified in the Trust's Prospectus or SAI.
7.Expenses
The Adviser will bear all expenses in connection with the performance of its services under this Agreement.  The Trust will bear its proportionate share of certain other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes,interest, brokerage fees and commissions, if any; fees of
Trustees of the Trust who are not officers, directors, or employees of the Adviser, any sub-adviser or any of their affiliates; fees of any pricing service employed to value shares of the Trust; Securities and Exchange Commission fees and state blue sky qualification fees;
charges of custodians and transfer and dividend disbursing agents;
the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of preparing and printing prospectuses and statements of
additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and meetings of the shareholders of the Trust and of the officers or Board of Trustees of the Trust; and any extraordinary expenses.
The Trust will be responsible for nonrecurring expenses which may arise, including costs of litigation to which the Trust is a party and of indemnifying officers and Trustees of the Trust with respect to such litigation and other expenses as determined by the Trustees.
8.Services to Other Companies or Accounts
The Trust understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts and to one or more other investment companies or series of investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Trust and one or more other accounts or investment companies or portfolios advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each entity.  The Trust
recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust.  In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the
Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature, provided that doing so does not adversely affect the ability of the adviser to perform its services under this Agreement.
9.Term of Agreement
This Agreement shall continue for an initial two-year period commencing on the date first written above, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by
(a) the Board of Trustees of the Trust or (b) a vote of a "majority"
(as defined in the 1940 Act) of the Trust's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not
"interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is
terminable, without penalty, on 60 days' written notice, by the
Board of Trustees of the Trust or by vote of holders of a majority of the Trust's shares, or upon 90 days' written notice, by the
Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).
10.Representation by the Trust
The Trust represents that a copy of its Agreement and Declaration of Trust, dated March 15, 1995, together with all amendments thereto, is on file in the office of the Secretary of State of the Commonwealth of Massachusetts.
11.Limitation of Liability
It is expressly agreed that this Agreement was executed by or on behalf of the Trust and not by the Trustees of the Trust or its officers individually, and the obligations of the Trust
hereunder shall not be binding upon any of the Trustees,
shareholders, nominees, officers, agents or employees of the
Trust individually, but bind only the assets and property of the Trust, as provided in the Agreement and Declaration of Trust of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of the
Trust and signed by an authorized officer of the Trust,
acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such
officer shall be deemed to have been made by any of them
individually or to impose any liability on any of them
personally, but shall bind only the trust property of the
Trust as provided in its Agreement and Declaration of Trust.
12.Miscellaneous
The Trust recognizes that directors, officers and employees
of the Adviser may from time to time serve as directors,
trustees, officers and employees of corporations and business trusts (including other investment companies) and that
such other corporations and trusts may include the name "CS",
"CSFB", "CSAM" or "Credit Suisse" (or any combination
thereof or as part of their names, and that the Adviser or
its affiliates may enter into advisory or other agreements
with such other corporations and trusts.  If the Adviser ceases to act as the investment adviser of the Trust's shares, the
Trust agrees that, at the Adviser's request, the Trust's
license to use the words  "CS", "CSFB", "CSAM" or
"Credit Suisse" or any combination thereof) will terminate
and that the Trust will take all necessary action to change
the name of the Trust to names not including the words "CS",
"CSFB", "CSAM" or "Credit Suisse" (or any combination thereof).
Please confirm that the foregoing is in accordance with
your understanding by indicating your acceptance hereof
at the place below indicated, whereupon it shall become
a binding agreement between us.
Very truly yours,
CREDIT SUISSE TRUST ON BEHALF OF THE INTERNATIONAL FOCUS PORTFOLIO
By: /s/Hal Liebes
Name: Hal Liebes
Title: Vice President and Secretary


Sub-Item 77Q1: Amended and Restated Investment Advisory
Contract
INVESTMENT ADVISORY AGREEMENT
July 6, 1999 as Amended and Restated May 3, 2004
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147
Dear Sirs:
Credit Suisse Trust on behalf of the Small Cap Growth Portfolio
(the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:
1.Investment Description; Appointment
The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below. 2.Services as Investment Adviser
Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company
Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the
Trust may hold or contemplate purchasing.
Subject to the approval of the Board of Trustees of the Trust and where required, the Trust's shareholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs
(b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the
applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms and conditions acceptable to the Trust and the Trust's
Board of Trustees and subject to the requirements of the 1940 Act.
3.Brokerage
In executing transactions for the Trust, selecting brokers or dealers and negotiating any brokerage commission rates, the
Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific
transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the
brokerage and research services (as those terms are defined in
Section 28(e) of the Securities Exchange Act of 1934, as the
same may from time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.
4.Information Provided to the Trust
The Adviser will keep the Trust informed of developments
materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.
5.Standard of Care
The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2, 3 and 4 above.  The Adviser shall not be liable for any error of judgment or mistake of
law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that
nothing herein shall be deemed to protect or purport to
protect the Adviser against any liability to the Trust or
to shareholders of the Trust to which the Adviser would
otherwise be subject by reason of willful misfeasance,
bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless
disregard of its obligations and duties under this
Agreement.
6.Compensation
In consideration of the services rendered pursuant to this
Agreement, the Trust will pay the Adviser an annual fee
calculated at an annual rate of 1.25% for the Emerging Markets Portfolio, 1.25% of the Portfolio's average daily net assets.
The fee for the period from the date of this Agreement to
the end of the year shall be prorated according to the
proportion that such period bears to the full yearly period.
Upon any termination of this Agreement before the end of a
year, the fee for such part of that year shall be prorated
according to the proportion that such period bears to the
full yearly period and shall be payable upon the date of
termination of this Agreement.  For the purpose of
determining fees payable to the Adviser, the value of
the Trust's net assets shall be computed at the times
and in the manner specified in the Trust's Prospectus or
SAI.
7.Expenses
The Adviser will bear all expenses in connection with
the performance of its services under this Agreement.
The Trust will bear its proportionate share of certain
other expenses to be incurred in its operation, including:
investment advisory and administration fees; taxes,
interest, brokerage fees and commissions, if any; fees
of Trustees of the Trust who are not officers, directors,
or employees of the Adviser, any sub-adviser or any of
their affiliates; fees of any pricing service employed
to value shares of the Trust; Securities and Exchange
Commission fees and state blue sky qualification fees;
charges of custodians and transfer and dividend
disbursing agents; the Trust's proportionate share
of insurance premiums; outside auditing and legal
expenses; costs of maintenance of the Trust's existence;
costs attributable to investor services, including,
without limitation, telephone and personnel expenses;
costs of preparing and printing prospectuses and
statements of additional information for regulatory
purposes and for distribution to existing shareholders;
costs of shareholders' reports and meetings of the
shareholders of the Trust and of the officers or
Board of Trustees of the Trust; and any extraordinary
expenses.
The Trust will be responsible for nonrecurring expenses
which may arise, including costs of litigation to which
the Trust is a party and of indemnifying officers and
Trustees of the Trust with respect to such litigation
and other expenses as determined by the Trustees.
8.Services to Other Companies or Accounts
The Trust understands that the Adviser now acts, will
continue to act and may act in the future as investment
adviser to fiduciary and other managed accounts and to
one or more other investment companies or series of
investment companies, and the Trust has no objection
to the Adviser so acting, provided that whenever the
Trust and one or more other accounts or investment
companies or portfolios advised by the Adviser have
available funds for investment, investments suitable
and appropriate for each will be allocated in
accordance with a formula believed to be equitable to
each entity.  The Trust recognizes that in some cases
this procedure may adversely affect the size of the
position obtainable for the Trust.  In addition, the
Trust understands that the persons employed by the
Adviser to assist in the performance of the Adviser's
duties hereunder will not devote their full time to
such service and nothing contained herein shall be
deemed to limit or restrict the right of the Adviser
or any affiliate of the Adviser to engage in and
devote time and attention to other businesses or to
render services of whatever kind or nature,
provided that doing so does not adversely affect
the ability of the adviser to perform its services
under this Agreement.
9.Term of Agreement
This Agreement shall continue for an initial two-year
period commencing on the date first written above,
and thereafter shall continue automatically for
successive annual periods, provided such continuance
is specifically approved at least annually by (a)
the Board of Trustees of the Trust or (b) a vote of
a "majority" (as defined in the 1940 Act) of the
Trust's outstanding voting securities, provided that
in either event the continuance is also approved by
a majority of the Board of Trustees who are not
"interested persons" (as defined in said Act) of
any party to this Agreement, by vote cast in person
at a meeting called for the purpose of voting on
such approval.  This Agreement is terminable,
without penalty, on 60 days' written notice, by the
Board of Trustees of the Trust or by vote of holders
of a majority of the Trust's shares, or upon 90 days'
written notice, by the Adviser.  This Agreement will
also terminate automatically in the event of its
assignment (as defined in said Act).
10.Representation by the Trust
The Trust represents that a copy of its Agreement
and Declaration of Trust, dated March 15, 1995,
together with all amendments thereto, is on file in
the office of the Secretary of State of the
Commonwealth of Massachusetts.
11.Limitation of Liability
It is expressly agreed that this Agreement was
executed by or on behalf of the Trust and not by the
Trustees of the Trust or its officers individually,
and the obligations of the Trust hereunder shall
not be binding upon any of the Trustees,
shareholders, nominees, officers, agents or employees
of the Trust individually, but bind only the assets
and property of the Trust, as provided in the
Agreement and Declaration of Trust of the Trust.
The execution and delivery of this Agreement have
been authorized by the Trustees and the sole
shareholder of the Trust and signed by an authorized
officer of the Trust, acting as such, and neither
such authorization by such Trustees and
shareholder nor such execution and delivery by
such officer shall be deemed to have been made by
any of them individually or to impose any liability
on any of them personally, but shall bind only
the trust property of the Trust as provided in
its Agreement and Declaration of Trust.
12.Miscellaneous
The Trust recognizes that directors, officers and
employees of the Adviser may from time to time
serve as directors, trustees, officers and employees
of corporations and business trusts (including other
investment companies) and that such other
corporations and trusts may include the name "CS",
"CSFB", "CSAM" or "Credit Suisse" (or any combination
thereof or as part of their names, and that the
Adviser or its affiliates may enter into advisory
or other agreements with such other corporations
and trusts.  If the Adviser ceases to act as the
investment adviser of the Trust's shares, the
Trust agrees that, at the Adviser's request, the
Trust's license to use the words  "CS", "CSFB",
"CSAM" or "Credit Suisse" or any combination
thereof) will terminate and that the Trust will
take all necessary action to change the name of
the Trust to names not including the words "CS",
"CSFB", "CSAM" or "Credit Suisse" (or any
combination thereof).
Please confirm that the foregoing is in
accordance with your understanding by indicating
your acceptance hereof at the place below
indicated, whereupon it shall become a binding
agreement between us.
Very truly yours,
CREDIT SUISSE TRUST
ON BEHALF OF THE
SMALL CAP GROWTH PORTFOLIO
By: /s/Hal Liebes
Name: Hal Liebes
Title: Vice President and Secretary


Sub-Item 77Q1: Amended and Restated Investment
Advisory Contract
AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
July 6, 1999 as amended and restated May 3, 2004
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147
Dear Sirs:
Credit Suisse Trust on behalf of the Large Cap Value
Portfolio (the "Trust"), a business trust organized
under the laws of the Commonwealth of Massachusetts,
herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:
1.Investment Description; Appointment
The Trust desires to employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es) and Statement(s) of Additional Information as
from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to
the Trust. The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below. 2.Services as Investment Adviser
Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended,
(b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the Trust,
(d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and (f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets.  In addition, the
Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate
purchasing.
Subject to the approval of the Board of Trustees of the
Trust and where required, the Trust's shareholders, the
Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and
may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d)
and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services
required to be performed by such investment sub-adviser(s)
under the applicable investment sub-advisory agreements
or arranging for a successor investment sub-adviser(s) to
provide such services on terms and conditions acceptable
to the Trust and the Trust's Board of Trustees and
subject to the requirements of the 1940 Act.
3.Brokerage
In executing transactions for the Trust, selecting
brokers or dealers and negotiating any brokerage commission rates, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best
overall terms available for any portfolio transaction,
the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial
condition and execution capability of the broker or
dealer and the reasonableness of any commission for the
specific transaction and for transactions executed through
the broker or dealer in the aggregate.  In selecting
brokers or dealers to execute a particular transaction
and in evaluating the best overall terms available,
the Adviser may consider the brokerage and research
services (as those terms are defined in Section 28(e) of
the Securities Exchange Act of 1934, as the same may from
time to time be amended) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.
4.Information Provided to the Trust
The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with
whatever information the Adviser believes is appropriate
for this purpose.
5.Standard of Care
The Adviser shall exercise its best judgment in rendering
the services listed in paragraphs 2, 3 and 4 above.
The Adviser shall not be liable for any error of
judgment or mistake of law or for any loss suffered by
the Trust in connection with the matters to which this
Agreement relates, provided that nothing herein shall be
deemed to protect or purport to protect the Adviser
against any liability to the Trust or to shareholders of
the Trust to which the Adviser would otherwise be
subject by reason of willful misfeasance, bad faith or
gross negligence on its part in the performance of its
duties or by reason of the Adviser's reckless disregard
of its obligations and duties under this Agreement.
6.Compensation
In consideration of the services rendered pursuant to
this Agreement, the Trust will pay the Adviser an annual
fee calculated at an annual rate of 1.25% for the Emerging Markets Portfolio, 1.25% of the Portfolio's average daily net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to
the full yearly period.  Upon any termination of this
Agreement before the end of a year, the fee for such
part of that year shall be prorated according to the
proportion that such period bears to the full yearly
period and shall be payable upon the date of termination
of this Agreement.  For the purpose of determining fees
payable to the Adviser, the value of the Trust's net
assets shall be computed at the times and in the manner
specified in the Trust's Prospectus or SAI.
7.Expenses
The Adviser will bear all expenses in connection with
the performance of its services under this Agreement.
The Trust will bear its proportionate share of certain
other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees
of Trustees of the Trust who are not officers, directors,
or employees of the Adviser, any sub-adviser or any of
their affiliates; fees of any pricing service employed
to value shares of the Trust; Securities and Exchange
Commission fees and state blue sky qualification fees;
charges of custodians and transfer and dividend
disbursing agents; the Trust's proportionate share
of insurance premiums; outside auditing and legal
expenses; costs of maintenance of the Trust's existence;
costs attributable to investor services, including,
without limitation, telephone and personnel expenses;
costs of preparing and printing prospectuses and
statements of additional information for regulatory
purposes and for distribution to existing
shareholders; costs of shareholders' reports and
meetings of the shareholders of the Trust and of
the officers or Board of Trustees of the Trust;
and any extraordinary expenses.
The Trust will be responsible for nonrecurring
expenses which may arise, including costs of
litigation to which the Trust is a party and of
indemnifying officers and Trustees of the Trust
with respect to such litigation and other expenses
as determined by the Trustees.
8.Services to Other Companies or Accounts
The Trust understands that the Adviser now acts,
will continue to act and may act in the future as
investment adviser to fiduciary and other managed
accounts and to one or more other investment companies
or series of investment companies, and the Trust
has no objection to the Adviser so acting,
provided that whenever the Trust and one or more
other accounts or investment companies or portfolios
advised by the Adviser have available funds for
investment, investments suitable and appropriate
for each will be allocated in accordance with a
formula believed to be equitable to each entity.
The Trust recognizes that in some cases this
procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands that the persons employed by the Adviser
to assist in the performance of the Adviser's duties
hereunder will not devote their full time to such
service and nothing contained herein shall be deemed
to limit or restrict the right of the Adviser or any
affiliate of the Adviser to engage in and devote time
and attention to other businesses or to render
services of whatever kind or nature, provided that
doing so does not adversely affect the ability of
the adviser to perform its services under this Agreement.
9.Term of Agreement
This Agreement shall continue for an initial two-year
period commencing on the date first written above, and
thereafter shall continue automatically for successive
annual periods, provided such continuance is specifically approved at least annually by (a) the Board of Trustees of the Trust or (b) a vote of a "majority" (as defined in the
1940 Act) of the Trust's outstanding voting securities,
provided that in either event the continuance is also
approved by a majority of the Board of Trustees who are not "interested persons" (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting
called for the purpose of voting on such approval.
This Agreement is terminable, without penalty, on 60
days' written notice, by the Board of Trustees of the
Trust or by vote of holders of a majority of the Trust's
shares, or upon 90 days' written notice, by the Adviser.
This Agreement will also terminate automatically in the
event of its assignment (as defined in said Act).
10.Representation by the Trust
The Trust represents that a copy of its Agreement and
Declaration of Trust, dated March 15, 1995, together with
all amendments thereto, is on file in the office of the
Secretary of State of the Commonwealth of Massachusetts. 11.Limitation of Liability
It is expressly agreed that this Agreement was executed
by or on behalf of the Trust and not by the Trustees
of the Trust or its officers individually, and the
obligations of the Trust hereunder shall not be binding
upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust individually, but bind only the assets and property of the Trust, as provided
in the Agreement and Declaration of Trust of the Trust.
The execution and delivery of this Agreement have been
authorized by the Trustees and the sole shareholder of
the Trust and signed by an authorized officer of the
Trust, acting as such, and neither such authorization
by such Trustees and shareholder nor such execution and
delivery by such officer shall be deemed to have been
made by any of them individually or to impose any
liability on any of them personally, but shall bind
only the trust property of the Trust as provided in
its Agreement and Declaration of Trust.
12.Miscellaneous
The Trust recognizes that directors, officers and
employees of the Adviser may from time to time serve
as directors, trustees, officers and employees of
corporations and business trusts (including other
investment companies) and that such other corporations
and trusts may include the name "CS", "CSFB", "CSAM" or
"Credit Suisse" (or any combination thereof or as part
of their names, and that the Adviser or its affiliates
may enter into advisory or other agreements with such
other corporations and trusts.  If the Adviser ceases to
act as the investment adviser of the Trust's shares,
the Trust agrees that, at the Adviser's request, the
Trust's license to use the words  "CS", "CSFB", "CSAM"
or "Credit Suisse" or any combination thereof) will
terminate and that the Trust will take all necessary
action to change the name of the Trust to names not
including the words "CS", "CSFB", "CSAM" or "Credit
Suisse" (or any combination thereof).
Please confirm that the foregoing is in accordance
with your understanding by indicating your acceptance
hereof at the place below indicated, whereupon it shall
become a binding agreement between us.
Very truly yours,
CREDIT SUISSE TRUST
ON BEHALF OF THE
LARGE CAP VALUE PORTFOLIO
By: /s/Hal Liebes
Name: Hal Liebes
Title: Vice President and Secretary


Sub-Item 77Q1: Amended and Restated Investment
Advisory Agreement
AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
July 6, 1999 as Amended and Restated May 3, 2004
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147
Dear Sirs:
Credit Suisse Trust on behalf of the Emerging Markets Portfolio (the "Trust"), a business trust organized under the laws of the Commonwealth of Massachusetts, herewith confirms its agreement with Credit Suisse Asset Management, LLC (the "Adviser") as follows:
1.Investment Description; Appointment The Trust desires to
employ the capital of the Trust by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Agreement and Declaration of Trust, as may be amended from time to time, and in the Trust's Prospectus(es)
and Statement(s) of Additional Information as from time to time in effect (the "Prospectus" and "SAI," respectively), and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust. Copies of the Trust's Prospectus and SAI have been or will be submitted to the Adviser. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Trust.
The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.
2.Services as Investment Adviser
Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will (a) act in strict conformity with the Trust's Agreement and Declaration of Trust, the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may from time to time be amended,
(b) manage the Trust's assets in accordance with the Trust's investment objective and policies as stated in the Trust's Prospectus and SAI, (c) make investment decisions for the
Trust, (d) place purchase and sale orders for securities on behalf of the Trust, (e) exercise voting rights in respect of portfolio securities and other investments for the Trust, and
(f) monitor and evaluate the services provided by the Trust's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing those services, the Adviser will provide investment research and supervision of the Trust's investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Trust's assets. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Trust may hold or contemplate
purchasing.
Subject to the approval of the Board of Trustees of the
Trust and where required, the Trust's shareholders, the
Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of the Trust and may delegate to such investment sub-adviser(s) the responsibilities described in subparagraphs (b), (c), (d) and (e) above. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Trust with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor investment sub-adviser(s) to provide such services on terms
and conditions acceptable to the Trust and the Trust's Board of Trustees and subject to the requirements of the 1940 Act.
3.Brokerage
In executing transactions for the Trust, selecting brokers
or dealers and negotiating any brokerage commission rates,
the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution
capability of the broker or dealer and the reasonableness
of any commission for the specific transaction and for transactions executed through the broker or dealer in the aggregate. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage
and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as the same may from time to time be amended) provided to the Trust
and/or other accounts over which the Adviser or an
affiliate exercises investment discretion.
4.Information Provided to the Trust
The Adviser will keep the Trust informed of developments materially affecting the Trust, and will, on its own initiative, furnish the Trust from time to time with
whatever information the Adviser believes is appropriate
for this purpose.
5.Standard of Care
The Adviser shall exercise its best judgment in rendering
the services listed in paragraphs 2, 3 and 4 above.  The
Adviser shall not be liable for any error of judgment or
mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to
protect or purport to protect the Adviser against any
liability to the Trust or to shareholders of the Trust
to which the Adviser would otherwise be subject by reason
of willful misfeasance, bad faith or gross negligence on
its part in the performance of its duties or by reason of
the Adviser's reckless disregard of its obligations and
duties under this Agreement.
6.Compensation
In consideration of the services rendered pursuant to this Agreement, the Trust will pay the Adviser an annual fee calculated at an annual rate of 1.25% for the Emerging
Markets Portfolio, 1.25% of the Portfolio's average daily
net assets. The fee for the period from the date of this Agreement to the end of the year shall be prorated according to the proportion that such period bears to
the full yearly period.  Upon any termination of this
Agreement before the end of a year, the fee for such
part of that year shall be prorated according to the
proportion that such period bears to the full yearly
period and shall be payable upon the date of termination
of this Agreement.  For the purpose of determining fees
payable to the Adviser, the value of the Trust's net
assets shall be computed at the times and in the manner
specified in the Trust's Prospectus or SAI.
7.Expenses
The Adviser will bear all expenses in connection with
the performance of its services under this Agreement.
The Trust will bear its proportionate share of certain
other expenses to be incurred in its operation, including: investment advisory and administration fees; taxes, interest, brokerage fees and commissions, if any; fees
of Trustees of the Trust who are not officers, directors,
or employees of the Adviser, any sub-adviser or any of
their affiliates; fees of any pricing service employed
to value shares of the Trust; Securities and Exchange
Commission fees and state blue sky qualification fees;
charges of custodians and transfer and dividend disbursing agents; the Trust's proportionate share of insurance premiums; outside auditing and legal expenses; costs of maintenance of the Trust's existence; costs attributable to investor services, including, without
limitation, telephone and personnel expenses; costs
of preparing and printing prospectuses and statements
of additional information for regulatory purposes and
for distribution to existing shareholders; costs of
shareholders' reports and meetings of the shareholders
of the Trust and of the officers or Board of Trustees
of the Trust; and any extraordinary expenses.
The Trust will be responsible for nonrecurring expenses
which may arise, including costs of litigation to which
the Trust is a party and of indemnifying officers and
Trustees of the Trust with respect to such litigation
and other expenses as determined by the Trustees.
8.Services to Other Companies or Accounts
The Trust understands that the Adviser now acts, will
continue to act and may act in the future as investment
adviser to fiduciary and other managed accounts and to
one or more other investment companies or series of
investment companies, and the Trust has no objection
to the Adviser so acting, provided that whenever the
Trust and one or more other accounts or investment
companies or portfolios advised by the Adviser have
available funds for investment, investments suitable
and appropriate for each will be allocated in
accordance with a formula believed to be equitable
to each entity.  The Trust recognizes that in some
cases this procedure may adversely affect the size
of the position obtainable for the Trust.  In addition,
the Trust understands that the persons employed by the
Adviser to assist in the performance of the Adviser's
duties hereunder will not devote their full time to
such service and nothing contained herein shall be
deemed to limit or restrict the right of the Adviser
or any affiliate of the Adviser to engage in and devote
time and attention to other businesses or to render
services of whatever kind or nature, provided that
doing so does not adversely affect the ability of
the adviser to perform its services under this
Agreement.
9.Term of Agreement
This Agreement shall continue for an initial two-year
period commencing on the date first written above,
and thereafter shall continue automatically for
successive annual periods, provided such continuance
is specifically approved at least annually by (a)
the Board of Trustees of the Trust or (b) a vote of
a "majority" (as defined in the 1940 Act) of the
Trust's outstanding voting securities, provided that
in either event the continuance is also approved
by a majority of the Board of Trustees who are not
"interested persons" (as defined in said Act) of any
party to this Agreement, by vote cast in person at
a meeting called for the purpose of voting on such
approval.  This Agreement is terminable, without
penalty, on 60 days' written notice, by the Board
of Trustees of the Trust or by vote of holders of a
majority of the Trust's shares, or upon 90 days'
written notice, by the Adviser.  This Agreement
will also terminate automatically in the event of
its assignment (as defined in said Act).
10.Representation by the Trust
The Trust represents that a copy of its Agreement
and Declaration of Trust, dated March 15, 1995,
together with all amendments thereto, is on file
in the office of the Secretary of State of the
Commonwealth of Massachusetts.
11.Limitation of Liability
It is expressly agreed that this Agreement was
executed by or on behalf of the Trust and not by
the Trustees of the Trust or its officers
individually, and the obligations of the Trust
hereunder shall not be binding upon any of the
Trustees, shareholders, nominees, officers, agents
or employees of the Trust individually, but bind
only the assets and property of the Trust, as
provided in the Agreement and Declaration of Trust
of the Trust.  The execution and delivery of this
Agreement have been authorized by the Trustees and
the sole shareholder of the Trust and signed by an
authorized officer of the Trust, acting as such,
and neither such authorization by such Trustees
and shareholder nor such execution and delivery by
such officer shall be deemed to have been made by
any of them individually or to impose any liability
on any of them personally, but shall bind only the
trust property of the Trust as provided in its
Agreement and Declaration of Trust.
12.Miscellaneous
The Trust recognizes that directors, officers and
employees of the Adviser may from time to time serve
as directors, trustees, officers and employees of
corporations and business trusts (including other
investment companies) and that such other corporations
and trusts may include the name "CS", "CSFB",
"CSAM" or "Credit Suisse" (or any combination thereof
or as part of their names, and that the Adviser or
its affiliates may enter into advisory or other
agreements with such other corporations and trusts.
If the Adviser ceases to act as the investment adviser
of the Trust's shares, the Trust agrees that, at the
Adviser's request, the Trust's license to use the words
"CS", "CSFB", "CSAM" or "Credit Suisse"  or any
combination thereof) will terminate and that the Trust
will take all necessary action to change the name of
the Trust to names not including the words "CS",
"CSFB", "CSAM" or "Credit Suisse"
(or any combination thereof). Please confirm that
the foregoing is in accordance with your understanding
by indicating your acceptance hereof at the place below indicated, whereupon it shall become a binding agreement between us.
Very truly yours,
CREDIT SUISSE TRUST
ON BEHALF OF THE
EMERGING MARKETS PORTFOLIO
By; /s/Hal Liebes
Name;  Hal Liebes
Title; Vice President and Secretary


Sub-Item 77Q1:  Amendment to Articles of Incorporation
CREDIT SUISSE TRUST
Certificate of Amendment
The undersigned, being the Secretary of Credit Suisse
Trust, a trust with transferable shares of the type
commonly called a Massachusetts business trust (the "Trust"), DOES HEREBY CERTIFY that, pursuant to the authority conferred upon the Trustees of the Trust by Section 9.3 of the Agreement and Declaration of Trust, dated March 15, 1995, as amended to date (as so amended, the "Declaration"), and by the affirmative vote of a majority of the
Trustees at a meeting duly called and held on February
11, 2004, the Declaration of Trust is hereby amended as
follows:
Section 6.2 of the Declaration of Trust is amended to
change the name of the Emerging Growth Portfolio of the
Trust to be the "Mid-Cap Growth Portfolio" effective upon
filing.
IN WITNESS WHEREOF, the undersigned has set his hand and
seal this 3rd day of May, 2004.
/s/Hal Liebes
Hal Liebes
Vice President and Secretary
ACKNOWLEDGMENT
STATE OF New York)) ss.
COUNTY OF New York)
May 3, 2004
Then personally appeared the above-named Hal Liebes and acknowledged the foregoing instrument to be his free act and deed.
Before me,
/s/J. Kevin Gao
Notary Public
My commission expires: 01/26/08

Sub-Item 77Q1: Amended and Restated Investment Advisory
Contract AMENDED AND RESTATED
INVESTMENT ADVISORY AGREEMENT
July 6, 1999 as Amended and Restated May 3, 2004
Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, New York 10017-3147
Dear Sirs:
Credit Suisse Trust on behalf of the Mid-Cap Growth
Portfolio (the "Trust"), a business trust organized under
the laws of the Commonwealth of Massachusetts, herewith
confirms its agreement with Credit Suisse Asset Management,
LLC (the "Adviser") as follows:
1.Investment Description; Appointment
The Trust desires to employ the capital of the Trust by
investing and reinvesting in investments of the kind and
in accordance with the limitations specified in its
Agreement and Declaration of Trust, as may be amended from
time to time, and in the Trust's Prospectus(es) and
Statement(s) of Additional Information as from time to
time in effect (the "Prospectus" and "SAI," respectively),
and in such manner and to such extent as may from time to
time be approved by the Board of Trustees of the Trust.
Copies of the Trust's Prospectus and SAI have been or
will be submitted to the Adviser.  The Trust desires
to employ and hereby appoints the Adviser to act as
investment adviser to the Trust.  The Adviser accepts
the appointment and agrees to furnish the services for
the compensation set forth below.
2.Services as Investment Adviser
Subject to the supervision and direction of the Board
of Trustees of the Trust, the Adviser will (a) act
in strict conformity with the Trust's Agreement and
Declaration of Trust, the Investment Company Act of
1940 (the "1940 Act") and the Investment Advisers Act of
1940, as the same may from time to time be amended,
(b) manage the Trust's assets in accordance with the
Trust's investment objective and policies as stated
in the Trust's Prospectus and SAI, (c) make investment
decisions for the Trust, (d) place purchase and sale
orders for securities on behalf of the Trust,
(e) exercise voting rights in respect of portfolio
securities and other investments for the Trust, and
(f) monitor and evaluate the services provided by the
Trust's investment sub-adviser(s), if any, under the
terms of the applicable investment sub-advisory
agreement(s).  In providing those services, the Adviser
will provide investment research and supervision of
the Trust's investments and conduct a continual
program of investment, evaluation and, if appropriate,
sale and reinvestment of the Trust's assets.  In
addition, the Adviser will furnish the Trust with
whatever statistical information the Trust may
reasonably request with respect to the securities
that the Trust may hold or contemplate purchasing.
Subject to the approval of the Board of Trustees of
the Trust and where required, the Trust's
shareholders, the Adviser may engage an investment
sub-adviser or sub-advisers to provide advisory
services in respect of the Trust and may delegate
to such investment sub-adviser(s) the responsibilities
described in subparagraphs (b), (c), (d) and (e) above.
In the event that an investment sub-adviser's engagement
has been terminated, the Adviser shall be responsible
for furnishing the Trust with the services required
to be performed by such investment sub-adviser(s)
under the applicable investment sub-advisory
agreements or arranging for a successor investment
sub-adviser(s) to provide such services on terms and
conditions acceptable to the Trust and the Trust's
Board of Trustees and subject to the requirements of
the 1940 Act.
3.Brokerage
In executing transactions for the Trust, selecting
brokers or dealers and negotiating any brokerage
commission rates, the Adviser will use its best
efforts to seek the best overall terms available.
In assessing the best overall terms available for
any portfolio transaction, the Adviser will consider
all factors it deems relevant including, but not
limited to, breadth of the market in the security,
the price of the security, the financial condition
and execution capability of the broker or dealer
and the reasonableness of any commission for the
specific transaction and for transactions executed
through the broker or dealer in the aggregate.  In
selecting brokers or dealers to execute a particular
transaction and in evaluating the best overall terms
available, the Adviser may consider the brokerage
and research services (as those terms are defined
in Section 28(e) of the Securities Exchange Act of
1934, as the same may from time to time be amended)
provided to the Trust and/or other accounts over
which the Adviser or an affiliate exercises investment
discretion.
4.Information Provided to the Trust
The Adviser will keep the Trust informed of
developments materially affecting the Trust, and will,
on its own initiative, furnish the Trust from time to
time with whatever information the Adviser believes
is appropriate for this purpose.
5.Standard of Care
The Adviser shall exercise its best judgment in
rendering the services listed in paragraphs 2, 3 and 4
above.  The Adviser shall not be liable for any
error of judgment or mistake of law or for any loss
suffered by the Trust in connection with the matters
to which this Agreement relates, provided that nothing
herein shall be deemed to protect or purport to protect
the Adviser against any liability to the Trust or to
shareholders of the Trust to which the Adviser would
otherwise be subject by reason of willful misfeasance,
bad faith or gross negligence on its part in the
performance of its duties or by reason of the Adviser's
reckless disregard of its obligations and duties under
this Agreement.
6.Compensation
In consideration of the services rendered pursuant to
this Agreement, the Trust will pay the Adviser an
annual fee calculated at an annual rate of 1.25% for
the Emerging Markets Portfolio, 1.25% of the Portfolio's
average daily net assets.  The fee for the period from
the date of this Agreement to the end of the year shall
be prorated according to the proportion that such period
bears to the full yearly period.  Upon any termination
of this Agreement before the end of a year, the fee
for such part of that year shall be prorated according
to the proportion that such period bears to the full
yearly period and shall be payable upon the date of
termination of this Agreement.  For the purpose of
determining fees payable to the Adviser, the value of
the Trust's net assets shall be computed at the times
and in the manner specified in the Trust's Prospectus
or SAI.
7.Expenses
The Adviser will bear all expenses in connection with
the performance of its services under this Agreement.
The Trust will bear its proportionate share of certain
other expenses to be incurred in its operation, including:
investment advisory and administration fees; taxes,
interest, brokerage fees and commissions, if any; fees
of Trustees of the Trust who are not officers, directors,
or employees of the Adviser, any sub-adviser or any of
their affiliates; fees of any pricing service employed
to value shares of the Trust; Securities and Exchange
Commission fees and state blue sky qualification fees;
charges of custodians and transfer and dividend
disbursing agents; the Trust's proportionate share of
insurance premiums; outside auditing and legal expenses;
costs of maintenance of the Trust's existence; costs
attributable to investor services, including, without
limitation, telephone and personnel expenses; costs of
preparing and printing prospectuses and statements of
additional information for regulatory purposes and for
distribution to existing shareholders; costs of
shareholders' reports and meetings of the shareholders
of the Trust and of the officers or Board of Trustees
of the Trust; and any extraordinary expenses.
The Trust will be responsible for nonrecurring
expenses which may arise, including costs of
litigation to which the Trust is a party and of
indemnifying officers and Trustees of the Trust with
respect to such litigation and other expenses as
determined by the Trustees.
8.Services to Other Companies or Accounts
The Trust understands that the Adviser now acts, will
continue to act and may act in the future as investment
adviser to fiduciary and other managed accounts and to
one or more other investment companies or series of
investment companies, and the Trust has no objection
to the Adviser so acting, provided that whenever the
Trust and one or more other accounts or investment
companies or portfolios advised by the Adviser have
available funds for investment, investments suitable
and appropriate for each will be allocated in accordance
with a formula believed to be equitable to each entity.
The Trust recognizes that in some cases this procedure
may adversely affect the size of the position obtainable
for the Trust.  In addition, the Trust understands that
the persons employed by the Adviser to assist in the
performance of the Adviser's duties hereunder will not
devote their full time to such service and nothing
contained herein shall be deemed to limit or restrict
the right of the Adviser or any affiliate of the
Adviser to engage in and devote time and attention to
other businesses or to render services of whatever kind
or nature, provided that doing so does not adversely
affect the ability of the adviser to perform its
services under this Agreement.
9.Term of Agreement
This Agreement shall continue for an initial two-year
period commencing on the date first written above,
and thereafter shall continue automatically for
successive annual periods, provided such continuance
is specifically approved at least annually by (a)
the Board of Trustees of the Trust or (b) a vote of
a "majority" (as defined in the 1940 Act) of the Trust's
outstanding voting securities, provided that in either
event the continuance is also approved by a majority
of the Board of Trustees who are not "interested
persons" (as defined in said Act) of any party to
this Agreement, by vote cast in person at a meeting
called for the purpose of voting on such approval.
This Agreement is terminable, without penalty, on
60 days' written notice, by the Board of Trustees of
the Trust or by vote of holders of a majority of the
Trust's shares, or upon 90 days' written notice, by
the Adviser.  This Agreement will also terminate
automatically in the event of its assignment
(as defined in said Act).
10.Representation by the Trust
The Trust represents that a copy of its Agreement
and Declaration of Trust, dated March 15, 1995,
together with all amendments thereto, is on file
in the office of the Secretary of State of the
Commonwealth of Massachusetts.
11.Limitation of Liability
It is expressly agreed that this Agreement was
executed by or on behalf of the Trust and not by
the Trustees of the Trust or its officers
individually, and the obligations of the Trust
hereunder shall not be binding upon any of the Trustees,
shareholders, nominees, officers, agents or employees
of the Trust individually, but bind only the assets
and property of the Trust, as provided in the Agreement
and Declaration of Trust of the Trust.  The execution
and delivery of this Agreement have been authorized
by the Trustees and the sole shareholder of the
Trust and signed by an authorized officer of the
Trust, acting as such, and neither such authorization
by such Trustees and shareholder nor such execution
and delivery by such officer shall be deemed to have
been made by any of them individually or to impose any
liability on any of them personally, but shall bind only
the trust property of the Trust as provided in its
Agreement and Declaration of Trust.
12.Miscellaneous
The Trust recognizes that directors, officers and
employees of the Adviser may from time to time serve
as directors, trustees, officers and employees of
corporations and business trusts (including other
investment companies) and that such other corporations
and trusts may include the name "CS", "CSFB","CSAM" or
"Credit Suisse" (or any combination thereof or as
part of their names, and that the Adviser or its
affiliates may enter into advisory or other agreements
with such other corporations and trusts.  If the
Adviser ceases to act as the investment adviser of
the Trust's shares, the Trust agrees that, at the
Adviser's request, the Trust's license to use the
words  "CS", "CSFB", "CSAM" or "Credit Suisse" or any
combination thereof) will terminate and that the Fund
will take all necessary action to change the name of
the Fund to names not including the words "CS", "CSFB",
"CSAM" or "Credit Suisse" (or any combination thereof).
Please confirm that the foregoing is in accordance with
your understanding by indicating your acceptance hereof
at the place below indicated, whereupon it shall become
a binding agreement between us.
Very truly yours,
CREDIT SUISSE TRUST
ON BEHALF OF THE
MID-CAP GROWTH PORTFOLIO
By: /s/Hal Liebes
Name: Hal Liebes
Title: Vice President and Secretary